Supplement dated July 27, 2010 to the
Horace Mann Life Insurance Company Separate Account and the
Horace Mann Life Insurance Company Qualified Group Annuity Separate Account
Prospectuses Dated May 1, 2010

The purpose of this supplement is to advise you of changes to the Putnam VT Vista Fund and the Delaware VIP Trend Series, two of the investment options available under your variable annuity contract or certificate (“Contract”) issued by Horace Mann Life Insurance Company. Please read this supplement carefully and keep it with your prospectus for future reference. The following updates certain information in the prospectus for your Contract.

Putnam VT Vista Fund Merger

The Board of Trustees of Putnam VIT Vista Fund (“VT Vista Fund”) has approved the merger (“Putnam Merger”) of the VT Vista Fund into the Putnam VT New Opportunities Fund. We were recently notified that, effective September 1, 2010, Putnam VT New Opportunities Fund will be renamed Putnam VT Multi-Cap Growth Fund (the “VT Multi-Cap Growth Fund”) to better reflect the fund’s investment strategy. We understand that the Putnam Merger will not be subject to shareholder approval, and is currently expected to occur on September 24, 2010 (and no later than December 31, 2010).

On the effective date of the Putnam Merger (“Putnam Merger Date”), the VT Multi-Cap Growth Fund will replace the VT Vista Fund as an investment option under your Contract. As a result, your dollar value (“Account Value”) remaining in the Subaccount linked with the VT Vista Fund (“VT Vista Subaccount”) on the Putnam Merger Date will instead be invested in the VT Multi-Cap Growth Fund. In addition, if you have elected to allocate premium payments (less any applicable premium taxes) (“Net Premium”) or transfers under dollar cost averaging or rebalancing programs to the VT Vista Subaccount, then on and after the Putnam Merger Date, the portion of your Net Premium or such transfers that you had previously allocated to the VT Vista Subaccount will be invested instead in the VT Multi-Cap Growth Fund.

Delaware VIP Trend Series Reorganization

On May 20, 2010, the Board of Trustees responsible for the Delaware VIP Trend Series (the “VIP Trend Series Fund”) approved a proposal to reorganize the VIP Trend Series Fund with and into the Delaware VIP Smid Cap Growth Series (the “VIP Smid Cap Growth Series Fund”). (Both the VIP Trend Series Fund and the VIP Smid Cap Growth Series Fund are series of Delaware VIP Trust.) We understand that this reorganization (the “Delaware Reorganization”) does not require the approval of shareholders, and is expected to take place on or about October 11, 2010 (“Reorganization Date”).

It is currently anticipated that the Putnam Merger will precede the Delaware Reorganization. In that case, in anticipation of the Delaware Reorganization and to ease the administration and implementation of the changes required by these two events, we will close the Subaccount linked to the VIP Trend Series Fund (“VIP Trend Series Subaccount”) to new investors on the Putnam Merger Date. This means that on and after that date, Contract owners may not begin or increase investments of Net Premium or make transfers of Account Value into the VIP Trend Series Fund. However, if before the Putnam Merger Date, you had elected to allocate Net Premium or transfers under dollar cost averaging or rebalancing programs to the VIP Trend Series Subaccount, then you may continue such allocations until the Reorganization Date, provided that you do not increase such allocations.

On the Reorganization Date, the VIP Smid Cap Growth Series Fund will replace the VIP Trend Series Fund as an investment option under your Contract. As a result, your Account Value remaining in the VIP Trend Series Subaccount on the Reorganization Date will be invested in the VIP Smid Cap Growth Series Fund. In addition, if you have elected to allocate Net Premium or transfers under dollar cost averaging or rebalancing programs to the VIP Trend Series Subaccount, then on and after the Reorganization Date, the portion of your Net Premium or such transfers that you had previously allocated to the VIP Trend Series Subaccount will be invested instead in the VIP Smid Cap Growth Series Fund.

Transfers of Account Value

If you currently have Account Value allocated to the Subaccounts investing in either the VT Vista Fund or the VIP Trend Series Fund, then you should consider transferring that Account Value to any of the other Subaccounts available as investment options under your Contract or to the fixed account, provided that you do not transfer to more than 10 investment options at any time. You may request a transfer by writing to the Horace Mann Home Office, by sending a facsimile transmission request to (877) 832-3785, by telephoning (800) 999-1030 (toll-free) or by accessing the Horace Mann website at www.horacemann.com and looking in the “Access Account” section. More information on making transfer requests can be found in the section of your prospectus entitled “Transfers.”

We currently do not impose any restrictions, or assess any fees, charges or penalties, on transfers of Account Value from one Subaccount to another, or from a Subaccount to the fixed account option, before the date Annuity Payments begin under a Contract. There will be no charge:

•	for transfers from the VT Vista Fund Subaccount that you make before the Putnam Merger, or for transfers from the VIP Trend Series Fund Subaccount that you make before the Delaware Reorganization, in response to this Supplement;

•	if on the Putnam Merger Date, we transfer your Account Value that remains invested in the VT Vista Fund Subaccount to the Subaccount linked to the VT Multi-Cap Growth Fund , or if on the Delaware Reorganization Date, we transfer your Account Value that remains invested in the VIP Trend Series Subaccount to the Subaccount linked to the VIP Smid Cap Growth Series Fund; or

•	if, after we have made such transfers of your Account Value from one or both of the Subaccounts investing in either the VT Vista Fund or the VIP Trend Series Fund, you then transfer such Account Value from the Subaccounts linked with the VT Multi-Cap Growth Fund or the VIP Smid Cap Growth Series Fund to other available investment options.

Impact on Systematic Investment Programs and Future Net Premium Allocations

If you participate in the dollar cost averaging program or the rebalancing program with allocations to one or both of the Subaccounts investing in either the VT Vista Fund or the VIP Trend Series Fund, and/or currently invest in or have designated future allocations of Net Premium to one or both of those Subaccounts, then you should provide new allocation instructions to us at our Home Office as soon as possible. If we do not receive updated allocation instructions before the effective dates of the Putnam Merger and the Delaware Reorganization, then any allocation instructions directing Net Premium or transfers under such systematic investment programs to one or both of the Subaccounts investing in either the VT Vista Fund or the VIP Trend Series Fund will be changed as described above.

Keep in mind that you can change your Net Premium allocation instructions and your elections for any dollar cost averaging or rebalancing program at any time by writing to the Horace Mann Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a facsimile transmission request to (877) 832-3785, by accessing the Horace Mann website at www.horacemann.com and looking in the “Access Account” section, or by telephoning (800) 999-1030 (toll-free). More information on making such requests can be found in the sections of your prospectus under “Transactions”.

You should carefully consider the investment objectives, charges, expenses and risks of any Subaccount to which you allocate Net Premium or transfer Account Value. You can find more detailed information about the underlying mutual funds available as investment options under your Contract in the current prospectuses for those underlying mutual funds. You may order those prospectuses by calling (800) 999-1030, by writing to 1 Horace Mann Plaza, Springfield, IL 62715, or by visiting our website at www.horacemann.com.

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If you have any questions regarding this supplement, please contact the registered representative who sold you your Contract, or call our Home Office at (800) 999-1030, or write to our Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657.

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